UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 1, 2007

XL Capital Ltd
__________________________________________
(Exact name of registrant as specified in its charter)

Cayman Islands	1-10804	98-0191089
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

XL House, One Bermudiana Road, Hamilton, Bermuda		HM11
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(441) 292-8515

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 1, 2007, the Board of Directors (the "Board") of XL Capital Ltd (the "Company"), acting upon the recommendation of its Nominating & Governance Committee, elected Sir John Vereker to the Board. Sir John Vereker has been elected as a Class I Director and as such will be standing for re-election at the Company's 2008 annual general meeting of shareholders. Sir John Vereker has been named to the Finance Committee and the Public Affairs Committee of the Board. There are no arrangements or understandings between Sir John Vereker and any other person pursuant to which he was selected to serve as a director. No information called for by Item 404(a) of Regulation S-K is required to be disclosed herein.

In connection with the election of Sir John Vereker as a director of the Company, the Board authorized the grant to Sir John Vereker, pursuant to the terms of the Company's Amended and Restated Directors Stock & Option Plan, of an option to purchase up to 5,000 of the Company's ordinary shares at an exercise price of $67.84 per ordinary share, which was equal to the last reported sale price of the Company's ordinary shares on November 1, 2007. The options granted to Sir John Vereker have a term of ten years and are fully exercisable as of the date of the grant thereof. The Company has also agreed to pay to Sir John Vereker a retainer fee equal to the pro rata portion of the annual retainer payable to non-employee members of the Board, as set forth in the Company's Definitive Proxy Statement on Schedule 14A, filed on March 16, 2007 (the "Proxy Statement"), until the Company's 2008 annual general meeting of shareholders. Sir John Vereker has also received 368.51 Retainer Share Units (as defined in the Proxy Statement). In addition, Sir John Vereker will be entitled to per meeting fees equal to the per meeting fees payable to non-employee members of the Board, as set forth in the Proxy Statement.

The press release issued by the Company on November 2, 2007 announcing the election of Sir John Vereker to the Board is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is filed herewith:

99.1 Press Release ("SIR JOHN VEREKER APPOINTED TO XL CAPITAL LTD BOARD OF DIRECTORS") dated November 2, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XL Capital Ltd

November 2, 2007	By:	/s/ Kirstin Romann Gould

Name: Kirstin Romann Gould
Title: Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press Release ("SIR JOHN VEREKER APPOINTED TO XL CAPITAL LTD BOARD OF DIRECTORS") dated November 2, 2007